Exhibit 10.8

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”), dated as of January 12, 2024, is made and entered into by and among Cox Oil Offshore, L.L.C., a Louisiana limited liability company, Energy XXI GOM, LLC, a Delaware limited liability company (“Energy XXI”), EPL Oil & Gas, LLC, a Delaware limited liability company, MLCJR LLC, a Texas limited liability company, Cox Operating L.L.C., a Louisiana limited liability company, Energy XXI Gulf Coast, LLC, a Delaware limited liability company, M21K, LLC, a Delaware limited liability company (collectively, “Seller”), and W&T Offshore, Inc., a Texas corporation (“Buyer”). Seller and Buyer may be referred to collectively as the “Parties” or individually as a “Party.” Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the PSA (as hereinafter defined).

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 13, 2023 (as amended by this Amendment and as further amended from time to time, the “PSA”); and

WHEREAS, the Parties desire to amend the PSA, as more specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Exhibits and Schedules.

(a)	Exhibit A-1 (Leases; Units) to the PSA is deleted in its entirety and replaced with the attached Exhibit A-1.
(b)	Exhibit A-3 (Personal Property) to the PSA is deleted in its entirety and replaced with the attached Exhibit A-3.
(c)	Exhibit A-4 (Easements) to the PSA is deleted in its entirety and replaced with the attached Exhibit A-4.
(d)	Exhibit A-5 (Affiliate Personal Property) to the PSA is deleted in its entirety and replaced with the attached Exhibit A-5.
(e)	Exhibit A-6 (Affiliate Easements) to the PSA is deleted in its entirety and replaced with the attached Exhibit A-6.
(f)	Exhibit B-2 (Form of Assignment of Subject Interest) to the PSA is deleted in its entirety and replaced with the attached Exhibit B-2.
(g)	Schedule 2.4 (Cure Costs) to the PSA is deleted in its entirety and replaced with the attached Schedule 2.4.
(h)	Schedule 7.7 (Material Contracts) to the PSA is deleted in its entirety and replaced with the attached Schedule 7.7.

(i)	Schedule 7.18 (Payments) to the PSA is deleted in its entirety and replaced with the attached Schedule 7.18.

2.Confirmation. Except as otherwise provided herein, the provisions of the PSA shall remain in full force and effect in accordance with their respective terms following the execution of this Amendment.

3.Conflicts. The terms of this Amendment amend and supplement the terms and conditions of the PSA. If any provision of this Amendment is construed to conflict with any provision of the PSA (except as otherwise expressly provided in this Amendment), the provisions of this Amendment shall be deemed controlling to the extent of that conflict.

4.Entire Agreement. This Amendment, the PSA, Exhibits and Schedules to the PSA, the Transaction Documents and the Confidentiality Agreement collectively constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof or thereof except as specifically set forth herein or therein.

5.Incorporation. The provisions of the following Sections of the PSA are hereby incorporated into this Amendment, mutatis mutandis: Sections 13.4, 16.1, 16.3, 16.4, 16.7, 16.8, 16.9, 16.10, 16.11, 16.13 and 16.17.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first written above.

Seller:

COX OIL OFFSHORE, L.L.C.

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

ENERGY XXI GOM, LLC

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

EPL OIL & GAS, LLC

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

MLCJR LLC

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

COX OPERATING L.L.C.

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

ENERGY XXI GULF COAST, LLC

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

M21K, LLC

By:	/s/ Ryan Omohundro
Name:	Ryan Omohundro
Title:	Chief Restructuring Officer

Buyer:

W&T OFFSHORE, INC.

By:	/s/ Jonathan C. Curth
Name:	Jonathan C. Curth
Title:	Executive Vice President – General Counsel and Corporate Secretary